UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2010
                                                          --------------

                           OMNIAMERICAN BANCORP, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                      001-34605                 27-0983595
         --------                      ---------                 ----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)



1320 South University Drive, Suite 900, Fort Worth, Texas            76107
---------------------------------------------------------            -----
                  (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (817) 367-4640
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Entry into Change in Control Agreements

     On March 29, 2010, OmniAmerican Bank (the "Bank"), the wholly-owned subsidiary of OmniAmerican Bancorp, Inc. (the "Company") entered into change in control agreements with each of Deborah B. Wilkinson, its Senior Executive Vice President and Chief Financial Officer, Terry Almon, its Senior Executive Vice
President and Chief Operating Officer, and Anne Holland, its Senior Executive Vice President and Chief Lending Officer. The change in control agreements each have two-year terms and are renewable annually for an additional year, such that the remaining term of the agreements will be two years unless the Board determines not to renew the agreement(s) after performing a comprehensive performance appraisal. In the event of a change in control of the Company or the Bank, followed by the executive's termination without cause or for good reason (as defined in the change in control agreements), the covered executive will be entitled to a lump sum severance benefit equal to two times the sum of the executive's base salary in effect on the date of termination and the highest rate of bonus earned by the executive from the Bank in the calendar year of the change in control or either of the two prior calendar years. In addition, the executive would be entitled to continued health care coverage under either the Bank's health care plan or under coverage purchased by the executive for her benefit. The Bank will pay or reimburse such coverage for the lesser of: (i) the aggregate period required by COBRA and the Texas health care continuation laws, or (ii) two years from the date of termination of employment.

     The foregoing description of the change in control agreements is qualified in its entirety by reference to the change in control agreements that are attached as Exhibits 10.1 through 10.3 of this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell company transactions: None

     (d) Exhibits:

         Exhibit Number         Description
         --------------         -----------

         Exhibit 10.1 Two-Year Change in Control Agreement between the Bank and Deborah B. Wilkinson

         Exhibit 10.2 Two-Year Change in Control Agreement between the Bank and Terry Almon

         Exhibit 10.3 Two-Year Change in Control Agreement between the Bank and Anne Holland

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            OmniAmerican Bancorp, Inc.



DATE:  April 1, 2010                        By: /s/ Deborah B. Wilkinson
                                                --------------------------------
                                                Deborah B. Wilkinson
                                                Senior Executive Vice President
                                                and Chief Financial Officer